Investor Presentation May 18, 2023

Important Notice Regarding the Information Contained in this Presentation The information contained in this presentation, unless otherwise noted, is as of May 4, 2023 and is intended to facilitate discussions with investors and potential investors of Post Holdings, Inc. (“Post,” “Post Holdings,” the “Company,” “we,” “us” or “our”). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. You should not rely on the information contained in this presentation. This presentation does not purport to be all inclusive or contain all of the information that a prospective investor would need to make an investment decision regarding the Company’s securities. 2

Cautionary Statement Regarding Forward-Looking Statements Certain matters discussed in this presentation and any discussions with potential investors are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding Post’s prospective performance and opportunities, including Post’s expected synergies and benefits from its acquisition of a portion of The J.M. Smucker Company’s (“Smucker”) pet food business (“Pet Food”), Post’s Adjusted EBITDA outlook for fiscal year 2023, Post’s forecasted Adjusted EBITDA from the Pet Food acquisition, Post’s capital expenditure outlook for fiscal year 2023, Post’s free cash flow illustrative calculation, Post’s illustrative value in future fiscal years, Post’s illustrative net debt reduction, Post’s expected rates of Adjusted EBITDA growth, Post’s pro forma net leverage, Post’s illustrative multiple, Post’s estimated increase in cash interest, the anticipated normalization of Post’s Foodservice business, anticipated volume growth rates in Post’s Refrigerated Retail business and statements regarding Post Holdings Partnering Corporation (“PHPC”). These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: • Post’s ability to successfully integrate the Pet Food operations, deliver on the expected financial contribution from the Pet Food acquisition and maintain relationships with Pet Food employees, customers and suppliers, while maintaining focus on Post’s pre-acquisition businesses; • Post’s ability to obtain the expected cost savings and synergies from the Pet Food acquisition; • Post’s and Smucker’s ability to comply with certain ancillary agreements associated with the Pet Food acquisition, including transition services agreements, co- manufacturing agreements and a registration rights agreement; • significant volatility in the cost or availability of inputs to Post’s businesses (including raw materials, energy and other supplies and freight); • Post’s ability to increase its prices to offset cost increases and the potential for such price increases to impact demand for Post’s products; • disruptions or inefficiencies in Post’s supply chain, including as a result of inflation, labor shortages, insufficient product or raw material availability, Post’s reliance on third parties for the supply of materials for or the manufacture of many of Post’s products, limited freight carrier availability, public health crises (including the COVID-19 pandemic), climatic events, agricultural diseases and pests, fires and evacuations related thereto and other events beyond Post’s control; • changes in economic conditions, the occurrence of a recession, instability in financial institutions, disruptions in the U.S. and global capital and credit markets, changes in interest rates and fluctuations in foreign currency exchange rates; • Post’s high leverage, Post’s ability to obtain additional financing (including both secured and unsecured debt), Post’s ability to service its outstanding debt (including covenants that restrict the operation of Post’s businesses) and a downgrade or potential downgrade in Post’s credit ratings; • Post’s ability to hire and retain talented personnel, increases in labor-related costs, the ability of Post’s employees to safely perform their jobs, including the potential for physical injuries or illness, employee absenteeism, labor strikes, work stoppages and unionization efforts; • Post’s ability to continue to compete in its product categories and Post’s ability to retain its market position and favorable perceptions of its brands; • the impacts of public health crises (including the COVID-19 pandemic), such as negative impacts on demand for Post’s foodservice and on-the-go products, Post’s ability to manufacture and deliver its products, workforce availability, the health and safety of Post’s employees, operating costs, the global economy and capital markets and Post’s operations generally; • Post’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products; • allegations that Post’s products cause injury or illness, product recalls and withdrawals and product liability claims and other related litigation; 3

Cautionary Statement Regarding Forward-Looking Statements (Cont’d) (CONTINUED FROM PRIOR PAGE): • Post’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth; • risks related to the intended tax treatment of the transactions Post undertook related to divestitures of Post’s interest in BellRing Brands, Inc. (“BellRing”); • the possibility that PHPC, a publicly-traded special purpose acquisition company (“SPAC”) in which Post indirectly owns an interest (through PHPC Sponsor, LLC, Post’s wholly-owned subsidiary), may not consummate a suitable partnering transaction within the prescribed two-year time period; • conflicting interests or the appearance of conflicting interests resulting from several of Post’s directors and officers also serving as directors or officers of one or more other companies; • Post’s ability to successfully implement business strategies to reduce costs; • impairment in the carrying value of goodwill or other intangibles; • legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting Post’s businesses, including current and future laws and regulations regarding tax matters, food safety, advertising and labeling, animal feeding and housing operations, data privacy and climate change and other environmental matters; • the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; • costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents or information security breaches; • the failure or weakening of the ready-to-eat (“RTE”) cereal category and consolidations in the retail and foodservice distribution channels; • the ultimate impact litigation or other regulatory matters may have on Post; • costs associated with the obligations of Bob Evans Farms, Inc. (“Bob Evans”) in connection with the sale and separation of its restaurants business in April 2017, including certain indemnification obligations under the restaurants sale agreement and Bob Evans’s payment and performance obligations as a guarantor for certain leases; • Post’s ability to protect its intellectual property and other assets and to continue to use third party intellectual property subject to intellectual property licenses; • the ability of Post’s and its customers’ private brand products to compete with nationally branded products; • the impact of national or international disputes, political instability, terrorism, war or armed hostilities (such as the ongoing conflict in Ukraine) or geopolitical tensions (such as between the U.S. and China), including on the global economy, capital markets, Post’s supply chain, commodity, energy and freight availability and costs and information security; • risks associated with Post’s international businesses; • changes in critical accounting estimates; • losses or increased funding and expenses related to Post’s qualified pension or other postretirement plans; • significant differences in Post’s actual operating results from any of Post’s guidance regarding Post’s future performance; • Post’s and PHPC’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and • other risks and uncertainties described in Post’s and PHPC’s filings with the Securities and Exchange Commission (the “SEC”). You should not rely upon forward-looking statements as predictions of future events. Although Post believes that the expectations reflected in the forward-looking statements are reasonable, Post cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, Post undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations. 4

Additional Information Non-GAAP Financial Measures Post uses Adjusted EBITDA, free cash flow, net leverage and Post’s illustrative multiple, all of which are non-GAAP measures, in this presentation to supplement financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is a non-GAAP measure which represents earnings before interest, income taxes, depreciation, amortization and other adjustments. Free cash flow is a non-GAAP measure which represents cash flow from operating activities less capital expenditures. Net leverage is a non-GAAP measure which represents net debt divided by Adjusted EBITDA. Post’s illustrative multiple is a non-GAAP measure which represents enterprise value divided by Adjusted EBITDA. Adjusted EBITDA, free cash flow, net leverage and Post’s illustrative multiple are not prepared in accordance with GAAP and may not be comparable to similarly-titled measures of other companies. Management uses certain non-GAAP measures, including Adjusted EBITDA, as a key metric in the evaluation of underlying company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of bonuses for executive officers and employees. Additionally, Post is required to comply with certain covenants and limitations that are based on variations of EBITDA in its financing documents. Management believes the use of non-GAAP measures, including Adjusted EBITDA, provides increased transparency and assists investors in understanding the underlying operating performance of Post and Post’s segments and in the analysis of ongoing operating trends. Post considers Adjusted EBITDA an important supplemental measure of performance and ability to service debt. Adjusted EBITDA is often used to assess performance because it allows comparison of operating performance on a consistent basis across periods by removing the effects of various items. Post considers free cash flow an important supplemental measure of ability to service debt and repurchase shares. Post considers net leverage an important measure of ability to service debt. Post considers its illustrative multiple an important measure to compare its valuation to its peers. Adjusted EBITDA, free cash flow, net leverage and illustrative multiples have various limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. In this presentation, Post provides its Adjusted EBITDA guidance for fiscal year 2023, its expectations as to the Adjusted EBITDA from the Pet Food acquisition and its illustrative Adjusted EBITDA in future fiscal years and discloses its free cash flow, net leverage and illustrative multiple only on a non-GAAP basis. Post does not provide a reconciliation of Post’s forward-looking Adjusted EBITDA, free cash flow, net leverage and Post’s illustrative multiple non-GAAP measures to the most directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for income/expense on swaps, net, gain/loss on extinguishment of debt, net, equity method investment adjustment, mark-to-market adjustments on commodity and foreign exchange hedges, warrant liabilities and equity securities, transaction and integration costs and other charges reflected in Post’s reconciliations of historical numbers, the amounts of which, based on historical experience, could be significant. 5

Additional Information (Cont’d) Prospective Financial Information The prospective financial information provided in this presentation regarding Post’s future performance, including Post’s Adjusted EBITDA and capital expenditures guidance for fiscal year 2023, Posts forecasted Adjusted EBITDA and synergies from the Pet Food acquisition, Post’s illustrative value (including illustrative Adjusted EBITDA) in future fiscal years, Post’s illustrative net debt reduction, Post’s expected rates of Adjusted EBITDA growth, Post’s net leverage, Post’s illustrative multiple, Post’s estimated increase in cash interest, Post’s anticipated normalization for Post’s Foodservice business, Post’s anticipated volume growth rates in Post’s Refrigerated Retail business, Post’s free cash flow and specific dollar amounts and other plans, expectations, estimates and similar statements, represents Post management’s estimates as of May 4, 2023 only (and is not therefore updated as of the date hereof) and are qualified by, and subject to, the assumptions and the other information set forth on the slides captioned “Cautionary Statement Regarding Forward-Looking Statements.” Post’s Adjusted EBITDA and capital expenditures guidance for fiscal year 2023, Post’s forecasted Adjusted EBITDA and synergies from the Pet Food acquisition, Post’s illustrative value (including illustrative Adjusted EBITDA) in future fiscal years, Post’s illustrative net debt reduction, Post’s expected rates of Adjusted EBITDA growth, Post’s net leverage, Post’s illustrative multiple, Post’s estimated increase in cash interest, Post’s anticipated normalization for Post’s Foodservice business, Post’s anticipated volume growth rates in Post’s Refrigerated Retail business, Post's free cash flow and the specific dollar amounts and other plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond Post’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions inherent in the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of May 4, 2023, and actual results will vary from the estimates set forth herein. Investors also should recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put Post’s Adjusted EBITDA and capital expenditures guidance for fiscal year 2023, Post’s forecasted Adjusted EBITDA and synergies from the Pet Food acquisition, Post’s illustrative value (including illustrative Adjusted EBITDA) in future fiscal years, Post’s illustrative net debt reduction, Post’s expected rates of Adjusted EBITDA growth, Post’s net leverage, Post’s illustrative multiple, Post’s estimated increase in cash interest, Post’s anticipated normalization for Post’s Foodservice business, Post’s anticipated volume growth rates in Post’s Refrigerated Retail business, Post’s free cash flow and other prospective financial information in context and not to rely on them. Post’s Adjusted EBITDA and capital expenditures guidance for fiscal year 2023, Post’s forecasted Adjusted EBITDA and synergies from the Pet Food acquisition, Post’s illustrative value (including illustrative Adjusted EBITDA) in future fiscal years, Post’s illustrative net debt reduction, Post’s expected rates of Adjusted EBITDA growth, Post’s net leverage, Post’s illustrative multiple, Post’s estimated increase in cash interest, Post’s anticipated normalization for Post’s Foodservice business, Post’s anticipated volume growth rates in Post’s Refrigerated Retail business and Post’s free cash flow are not prepared with a view toward compliance with published guidelines of the American Institute of Certified Public Accountants, and neither Post’s independent registered public accounting firm nor any other independent expert or outside party compiles or examines these estimates and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Any failure to successfully implement Post’s operating strategy or the occurrence of any of the events or circumstances set forth under “Cautionary Statement Regarding Forward-Looking Statements” in this presentation could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material. 6

Additional Information (Cont'd)

Market and Industry Data

This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also is based on Post's good faith estimates, which are derived from management's knowledge of the industry and from independent sources. These third party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. Post has not independently verified any of the data from third party sources nor has it ascertained the underlying economic assumptions on which such data is based, and Post makes no representation or warranty regarding the accuracy, completeness or reliability of such data. Similarly, Post believes its internal research is reliable, even though such research has not been verified by any independent sources and Post cannot guarantee its accuracy or completeness. In addition, certain of these publications, surveys and forecasts were published before the global COVID-19 pandemic and therefore do not reflect any impact of the COVID-19 pandemic on any specific market or globally.

Trademarks and Service Marks

The logos, trademarks, trade names and service marks mentioned in this presentation, including *Post*®, *Post Consumer Brands*®, *Honey Bunches of Oats*®, *Pebbles*®, *Great Grains*®, *Post*® Bran Flakes, *Post*® Shredded Wheat, *Spoon Size*® Shredded Wheat, *Golden Crisp*®, *Alpha-Bits*®, *Ohs!*®, *Shreddies*™, *Post*® Raisin Bran, *Grape-Nuts*®, *Honeycomb*®, *Frosted Mini Spooners*®, *Golden Puffs*®, Cinnamon *Toasters*®, *Fruity Dyno-Bites*®, *Cocoa Dyno-Bites*®, *Berry Colossal Crunch*®, *Oreo O's*®, *Chips Ahoy!*®, *Honeymaid*®, *Premier Protein*®, *MOM Brands* ™, *Malt-O-Meal*®, *Farina*™, *Dyno-Bites*®, *Mom's Best*®, *Better Oats*®, *CoCo Wheats*®, *Peter Pan*®, *Rachael Ray*® *Nutrish*®, *Nature's Recipe*®, *9Lives*®, *Kibbles 'n Bits*®, *Gravy Train*®, *Weetabix*®, *Barbara's*®, *Puffins*®, *Alpen*®, *Weetos*™, *Ready Brek*™, *Weetabix On The Go*™, *Oatibix*™, *Lacka Foods*™, *UFIT*™, *Michael Foods*™, *Papetti's*®, *Davidson's Safest Choice*®, *Abbotsford Farms*®, *Better'n Eggs*®, *Henningsen Foods*™, *Almark Foods*™, *Crystal Farms*®, *Simply Potatoes*®, *Just*® Egg, *Diner's Choice*™, *Crescent Valley*®, *Westfield Farms*®, *David's Deli*®, *Bob Evans*® (which is used in brands such as *Bob Evans*® Egg Whites), *Bob Evans Farms*®, *Owens*®, *Country Creek Farm*®, *Pineland Farms*®, *Egg Beaters*®, *Old El Paso*™, *Airly*® and *Oat Clouds*® brands are currently the property of, or are under license by, Post or its consolidated subsidiaries. Other logos, trademarks, trade names and service marks mentioned in this presentation, including *Attune*™, *Attune Foods*™, *Golden Boy*®, *Dakota Growers Pasta Co.*®, *American Blanching Company*™ and *Ronzoni*® are currently the property of, or are under license by, 8th Avenue Food & Provisions, Inc. ("8th Avenue") or its subsidiaries. Post, 8th Avenue or one of their respective subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of Post's, 8th Avenue's and their respective subsidiaries' businesses. Some of the more important trademarks that Post, 8th Avenue or one of their respective subsidiaries owns or has rights to use that appear in this presentation may be registered in the United States and other jurisdictions. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable owner or licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks or trade names. Each trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company.

POST HOLDINGS, INC. 7

• Post Holdings is a consumer packaged goods/food holding company • Currently, Post owns five platforms: four consolidated and one separately reported • Post is considered a unique blend of operating excellence and innovative financial engineering. Since its spin-off from Ralcorp Holdings, Inc. (“Ralcorp”) in 2012, Post has provided a 15%(1) CAGR in share price. • Post’s strategy includes optimizing its equity level to avoid over-equitizing low- growth, reliable cash flow companies. Post: • Maintains above-peer leverage rates • Aggressively buys its own shares • Uses spin-offs or recapitalizations to create different securities when multiple arbitrage exists 8 A Holding Company of Consumer Operating Companies Post takes an opportunistic approach to capital allocation and portfolio construction with a focus on long-term value creation 1. Share price from 1/31/2012 to 5/05/2023. Consolidated • Post Consumer Brands • Weetabix/International • Foodservice • Refrigerated Retail Non-Consolidated • 8th Avenue (majority ownership)

9 Post Holdings: Current Businesses WEETABIX (INTERNATIONAL) Primarily United Kingdom (“U.K.”) RTE cereal, muesli and protein-based ready-to- drink shakes Primarily egg and potato products FOODSERVICEPOST CONSUMER BRANDS North American RTE cereal, Peter Pan peanut butter, dry and wet food and treat products for dogs and cats REFRIGERATED RETAIL Primarily side dish, egg, cheese and sausage products Nut butters, healthy snacks (granola and dried fruit and nuts) and pasta (1) 1. A business separately capitalized by Post and third parties in which Post owns 60.5%, and third parties and members of the 8th Avenue management team collectively own 39.5%, of the common equity of 8th Avenue. Post’s retained ownership interest in 8th Avenue’s common stock is accounted for using equity method accounting. Food Service Private Label RTE Cereal Consolidated Non-Consolidated

• Post does not pay a dividend, and it generally operates at higher leverage levels • Maintaining higher leverage avoids excess equity. Not paying a dividend enables generally higher leverage by forgoing fixed commitments for its cash flow • Post returns capital to shareholders via aggressive share buybacks thus supporting share price without a fixed commitment • Focus on Cash • GAAP earnings are not a main focus. Cash flow is the focus • Tiered approach to capital allocation • Risk-adjusted levered returns on M&A compared to standalone opportunities (growth capex, share buybacks, debt reduction) • Investments must stand on their own, but Post places value on optionality created for future capital allocation • Limited central services • Believe in the power of decentralized decision making • Focus on effectiveness over efficiency • Design organization around returns to scale and returns to focus • Less aggressive IR • Post prefers to maintain a lower IR profile and cultivate long term partners 10 How Post Differs From Other CPG Companies Post operates in a manner similar to a private equity firm while operating in the public market

BellRing Brands: A Case Study • From September 2013 through October 2014, Post acquired Premier Protein, Dymatize and PowerBar for ~$700mm. These brands combined to form Post’s historical Active Nutrition segment and eventually became BellRing (NYSE: BRBR). • From October 2014 through October 2019, the Active Nutrition business generated approximately $250mm over its cost of capital (debt service) bringing Post’s net investment down to ~$450mm. • In October 2019, BellRing was formed as a holding company for the Active Nutrition business, and Post sold ~29% of its ownership in an initial public offering, receiving $1,225mm in proceeds, which were used to retire Post debt. • In March 2022, Post completed the spin-off of BellRing, distributing ~80% of its interest in BellRing to Post shareholders (>$2bn in value). In connection with the spin-off transactions, including a debt-for-debt exchange, Post received $290mm of incremental value, which resulted in an equivalent reduction in Post’s net debt. • In August 2022 and November 2022, Post executed debt-for-equity exchanges, monetizing all of its remaining shares of BellRing common stock. In connection with these transactions, Post retired ~$500mm in Post debt. 11 For a ~$450mm net investment, Post distributed over $2bn of value in BellRing shares to Post shareholders and retired ~$2bn in Post debt, all tax-free, equating to a >30% IRR.

8th Avenue Food & Provisions: A Case Study • From 2012 through 2018, Post acquired nut butter, healthy snacks (granola and dried fruit and nut) and pasta businesses for ~$950mm, which combined to form Post’s historical Private Brands segment and ultimately became 8th Avenue. • From 2012 through 2018, the Private Brands business generated approximately $100mm over its cost of capital (debt service) and capex, bringing Post’s net investment down to ~$850mm. • In October 2018, Post and Thomas H. Lee Partners, Inc. together capitalized 8th Avenue for the purpose of driving consolidation in the private brands category. • Post received $875mm in total proceeds, fully monetizing its net investment in 8th Avenue and retained 60.5% of 8th Avenue’s common equity. • 8th Avenue and its subsidiaries became unrestricted subsidiaries of Post. 12 Having all its capital returned, Post retains the option to participate in a private label roll-up strategy

Post Holdings Partnering Corporation: A Case Study • Post is highly respected with regard to its ability to allocate capital into attractive assets. • One such asset is Post itself - hence an aggressive share buyback strategy. • To leverage the investment capabilities which compete with buybacks for capital, Post sought a mechanism to access a pool of capital external to Post, but investible through the Post network. • In May 2021, Post raised the first (maybe also last) corporate-owned consumer goods SPAC. • The SPAC market dramatically weakened. The Post SPAC will ultimately be dissolved. 13 Post is willing to be experimental and has the ability to pursue novel structures

Growth Algorithm

• Post’s capital allocation is grounded in a baseline performance that generates low teens share price CAGR • 3-4% Adjusted EBITDA growth • Free cash flow (“FCF”) used to retire debt • Against this baseline, management considers allocation toward: • M&A • Share buybacks • All following analysis ignores potential multiple expansion through deleveraging 15 Summary

Illustrative Value – Next Five Years

Illustrative Enterprise Value ($ in billions)



Equity Value
Net Debt
$12.0[1]
$6.1
$6.0
~12%
Per Share IRR
$14.5
$3.1
$11.4
Post Today
(May 5)
Illustrative Post
in 5 Years

($ in millions, except share price and illustrative multiple)

Enterprise Value Creation	
Baseline Adj. EBITDA[2]	$1,125
Pet Food Synergies[3]	30
3-4% Adj. EBITDA CAGR (5 Years)[4]	200
Illustrative Adj. EBITDA	$1,355
Illustrative Multiple[5]	10.7x
Future Enterprise Value	$14,499

+

Net Debt Reduction	
Current Net Debt[6]	$6,057
5 Yrs Pro Forma FCF @ $474mm / Yr[7]	(2,370)
Convertible Senior Notes Conversion	(575)
Future Net Debt	$3,112

=

Equity Value Creation	
Future Enterprise Value	$14,499
Future Net Debt	(3,112)
Future Equity Value	$11,387
Shares[8]	71.1
Future Share Price	$160

Note: Please refer to Post's Form 8-K filed with the SEC on May 4, 2023 for additional detail. Please also refer to "Cautionary Statement Regarding Forward-Looking Statements," "Additional Information – Non-GAAP Financial Measures" and "Additional Information – Prospective Financial Information" in this presentation.

1. Enterprise value as of May 5, 2023. Numbers may not foot due to rounding.
2. Assumed for illustrative purposes to be the mid-point of Post's fiscal year 2023 Adjusted EBITDA range, plus $60mm to annualize the Pet Food Adjusted EBITDA contribution, minus $45mm to account for estimated foodservice overearning due to avian influenza-driven pricing.
3. The Pet Food acquisition's expected cost synergies of $30mm annually expected to be realized by the third full fiscal year post-closing. One-time costs to achieve the synergies are estimated to be approximately $75mm. Please refer to Post's Form 8-K filed with the SEC on February 8, 2023.
4. Assumed target growth algorithm. See slide 17.
5. Illustratively assumes current Enterprise Value/Adjusted EBITDA multiple based on Post's closing share price on May 5, 2023.
6. Reflects principal balances outstanding as of March 31, 2023, less $700mm in cash delivered upon closing of the Pet Food acquisition. Please refer to Post's Form 8-K filed with the SEC on April 28, 2023.
7. See "Pro Forma FCF" on slide 18.
8. In millions. Reflects fully diluted shares outstanding as of March 31, 2023, plus the ~5.4mm shares issued in relation to the Pet Food acquisition.

POST HOLDINGS, INC. 16

5 Year Algorithm 17 3-4% blended target Adjusted EBITDA growth range Please refer to “Cautionary Statement Regarding Forward-Looking Statements” and “Additional Information – Prospective Financial Information” in this presentation. Segment Target Adjusted EBITDA Growth Rationale Post Consumer Brands 3-4% • Stable revenues with cost reduction provided by recent M&A • Network optimization Foodservice 3-4% • Margin expansion via mix moving to greater value add • Volume growth mean reversion • Returns on capital already committed Weetabix 1-2% • UFIT • U.K. stabilization Refrigerated Retail 5% • Distribution gains • Household penetration • Improving mix

Post Forecasted Adjusted EBITDA(1)(2) 1,110$ Annualization of Pet Food Adjusted EBITDA Contribution(1)(3) 60 Pet Food Run Rate Synergies(4) 30 Normalization of Foodservice Business(5) (45) Post Consolidated Forecasted Adjusted EBITDA 1,155$ Less: Cash Interest(6) (304) Less: Estimated Maintenance Capital Expenditures (275) Less: Normalized Cash Taxes (102) Pro Forma FCF(1) 474$ FCF as % of forecasted consolidated Adjusted EBITDA 41.0% Free Cash Flow Generation 18 • Recurring revenue stream supported by strong or growing market positions or attractive category trends • Attractive Adjusted EBITDA margins • Limited maintenance capex needs • Modest working capital requirements • M&A tax efficiency where possible Key Cash Flow Characteristics Illustrative Free Cash Flow(1) Calculation ($ in millions) 1. Please refer to Post’s Form 8-K filed with the SEC on May 4, 2023 for additional detail. Please also refer to “Cautionary Statement Regarding Forward-Looking Statements,” “Additional Information – Non-GAAP Financial Measures” and “Additional Information – Prospective Financial Information” in this presentation. 2. Assumed for illustrative purposes to be the mid-point of Post's fiscal year 2023 Adjusted EBITDA range. 3. Seven months of contribution from the Pet Food acquisition. Please refer to Post’s Form 8-K filed with the SEC on May 4, 2023 for additional detail. 4. The Pet Food acquisition’s expected cost synergies of $30mm annually expected to be realized by the third full fiscal year post-closing. One-time costs to achieve the synergies are estimated to be approximately $75mm. Please refer to Post’s Form 8-K filed with the SEC on February 8, 2023. 5. Estimated foodservice overearning due to avian influenza-driven pricing. 6. Reflects an estimated increase in cash interest resulting from the $400mm term loan disclosed in Post’s 8-K filed with the SEC on April 26, 2023 and swapped at ~6.00%. Maintenance capital expenditures exclude profit enhancing projects such as the construction of the shake processing facility in West Jefferson, Ohio and the expansion of the Norwalk, Iowa precooked egg manufacturing facility

Debt Maturity Ladder
100% Fixed Rate with No Maturities until 2026

Debt Maturities by Calendar Year[1]



($ in millions)
Revolving Credit Facility (Undrawn) (1)
6.00% Term Loan due Apr. 2026 (2)
5.75% Senior Notes due Mar. 2027
2.50% Convertible Senior Notes due Aug. 2027
5.625% Senior Notes due Jan. 2028
5.50% Senior Notes due Dec. 2029
4.625% Senior Notes due Apr. 2030
4.50% Senior Notes due Sept. 2031
Cash generation enables deleveraging below 3x, offset by capital allocation in favor of share buybacks and M&A
$750
$400
$575
$459
$941
$1,235
$1,482
$1,150
2023
2024
2025
2026
2027
2028
2029
2030
2031
Pro Forma Net Leverage(3)
5.4x
2.3x

Note: Post has a September fiscal year end.

1. $19.7mm is utilized under letters of credit as of March 31, 2023.
2. Except for the term loan, amounts reflect principal balances outstanding as of March 31, 2023, in accordance with the presentation in Post's financial statements filed with the SEC. Term loan disclosed in Post's 8-K filed with the SEC on April 26, 2023 and swapped at ~6.00%.
3. Pro Forma Net Leverage calculated using numbers from slide 16. 2023 Pro Forma Net Leverage is calculated as Current Net Debt divided by baseline Adjusted EBITDA. 2028 Pro Forma Net Leverage calculated as Future Net Debt divided by Illustrative Adjusted EBITDA. Please refer to "Cautionary Statement Regarding Forward-Looking Statements," "Additional Information – Non-GAAP Financial Measures" and "Additional Information – Prospective Financial Information" in this presentation.

POST HOLDINGS, INC.
19

Business Overviews

• PCB is a scale level platform for ambient food products • RTE cereal • Peanut butter • Pet food • Operates as two divisions – Grocery and Pet • PCB is the combination of: • Post Foods – separated from Ralcorp in 2012 • MOM Brands – acquired in 2015 • Weetabix North America – acquired in 2017 • Treehouse RTE private label cereal – acquired in 2021 • Peter Pan peanut butters – acquired in 2021 • Certain pet food brands – acquired in 2023 • The business is characterized by slow growth, reliable cash flow and M&A optionality 21 Post Consumer Brands (“PCB”): Overview

Post Consumer Brands: North America RTE Cereal

- Strong #3 in category[(1)]
  - Branded dollar market share of 20%[(1)]
  - Branded volume market share of 23%[(1)]
- #1 in the value segment[(2)]
  - #1 in the bag segment, with dollar and volume market share of ~75%[(2)]
  - #1 provider of private label RTE cereal[(3)]
- Broad portfolio spans all segments of the RTE cereal category including iconic brands, bags, natural, organic, hot and private label
  - Iconic brands: *Honey Bunches of Oats*, *Pebbles*, *Malt-O-Meal*, *Great Grains*, *Grape-Nuts*
- *Pebbles* is the #2 kids RTE cereal brand and has gained 1 share point in the overall RTE category in two years[(1)]
- Key competitors
  - General Mills Kellogg's Quaker Oats
- Category barriers to entry
  - Significant cost to develop supply chain
  - Strong brands create competitive advantages


Post
Post
FRUITY PEBBLES


Post
HONEY BUNCHES OF OATS
HONEY ROASTED
HONEY BUNCHES OF OATS

1. NielsenIQ xAOC, 52 weeks ended April 1, 2023. U.S. data only.
2. Bag cereal excluding granola per NielsenIQ xAOC, 52 weeks ended April 1, 2023. U.S. data only.
3. Management estimate.

POST HOLDINGS, INC. 22

Post Consumer Brands: Peanut Butter 23 • Peter Pan is the #2 nut butter brand in core Southeast markets(1) • Core Southeast markets dollar market share of 13.5%, up 3%(1) • Key competitor brands • Jif • Skippy • Justin’s • Private label • Category barriers to entry • Complex supply chain practices around food safety • Strong brands create competitive advantages • Contract manufactured by Post-affiliated 8th Avenue 1. Volumes per NielsenIQ xAOC 13 weeks ended March 23, 2023. U.S. data only.

Post Consumer Brands: Pet Food 24 • Leading dog and cat food brands in the value, mainstream and entry premium sub- categories • Large, growing category supported by secular consumer trends • Key brands • Rachael Ray Nutrish • 9Lives • Kibbles `n Bits • Nature’s Recipe • Gravy Train • Pet platform provides opportunities for future investment in the pet food category

Weetabix/International: Overview

- Weetabix, like PCB, is a scale ambient platform with a predominantly U.K. and European focus
- Weetabix was acquired in 2017. In 2022, it added *UFIT*, a ready-to-drink protein beverage provider
- The flagship Weetabix brand holds the #1 brand position[(1)]. Weetabix as a whole holds the #2 overall position[(1)] in the U.K. RTE cereal category
  - Value market share of 16%[(1)]
  - Volume market share of 12%[(1)]
- #1 private label biscuit provider[(2)]
- Key competitors
  - Kellogg's
  - Cereal Partners Worldwide (General Mills and Nestlé)
  - Quaker Oats
  - Private label
- Category barriers to entry
  - Significant cost to develop supply chain
  - Strong brands create competitive advantages


THE NATION'S FAVOURITE CEREAL
Weetabix
24

1. Per NielsenIQ Scantrack, Weetabix and Weetabix Food Co. share of cereals and breakfast drinks category, 52 weeks ended March 25, 2023. U.K. data only.
2. Management estimate.

POST HOLDINGS, INC.
25

• In 2014, Post acquired Michael Foods, the nation’s largest provider of value-added eggs and potatoes for foodservice and retail channels • When Post acquired Bob Evans Farms in 2018 it created two pure channel plays with Michael Foods in foodservice and Bob Evans managing retail • Additional acquisitions include: • National Pasteurized Eggs in 2016 • Henningsen Foods in 2020 • Almark Foods in 2021 • Category barriers to entry • Significant cost to develop supply chain • Strong brands create competitive advantages • Foodservice is a growth vehicle for Post • Eggs are one of the most affordable and efficient proteins • Potato remains the most popular side dish • Value proposition is attractive • Margin expansion is likely 26 Foodservice: Overview

Foodservice: Value-Added Egg Products 27 • Foodservice historical category growth rate of ~4%(1) • #1 foodservice provider with greater than 50% market share(1) • Key competitors • Cargill • Deb El Food Products • Category barriers to entry • Highly complex and costly supply chain • Cost leadership • Trade relationships • New product development capabilities 1. Management estimate. Does not reflect the impact of the COVID-19 pandemic.

Foodservice: Value-Added Potatoes 28 • Foodservice historical category growth rate of ~4%(1) • #1 foodservice provider with ~75% market share(1) • Key competitor • Reser’s • Category barriers to entry • Costly supply chain • Cost leadership • Trade relationships 1. Management estimate. Does not reflect the impact of the COVID-19 pandemic.

Foodservice: Growth 29 • Meaningful growth opportunities • Conversion ‘up the value chain’ to higher value-add, higher margin products • Volume growth through increase in away from home consumption • Expansion into other dayparts • Attractive value-proposition to foodservice customers • Diminished food safety risk • Reduction in preparation time • Immediate usability • Strong tailwind created by removing labor from the kitchen • 65% of foodservice eggs are value-added product(1) • Conversion of shell egg users to value-added products, up the value chain • Offers compelling financial, convenience and food safety benefits to foodservice customers • Michael Foods has a proven track record of migrating customers to higher value-added egg products 1. Management estimate.

• Post acquired Bob Evans Farms in 2018 and created a pure play retail business. • Refrigerated Retail is anchored by attractive dinner side dish products. Retail combination added breakfast side dishes – Bob Evans and Simply Potatoes. Side dishes have grown at 6%(1). Both are attractive ‘heat and eat’ alternatives and are positioned well in the perimeter of the store • In 2021, Post acquired Egg Beaters liquid eggs. • Other brands: Owens, Crystal Farms • Sausage sold under the Bob Evans brand is a volatile business, but has generally returned its cost of capital over time • Retail egg and cheese profitability has eroded 30 Refrigerated Retail: Overview 1. Volume per IRI; 4-year CAGR 13 weeks ended April 2, 2023. Total U.S. MULO.

Refrigerated Retail: Sides 31 • Attractive product set across retail refrigerated potato and pasta side dishes, egg products and breakfast sausage • Brands: Bob Evans, Simply Potatoes, Egg Beaters, Crystal Farms • Leader in refrigerated side dishes(1) • Meaningful growth opportunity through increasing household penetration; category is at 28.8%(1), with Bob Evans at 14.6%(1) • Strong consumer tailwinds driving growth opportunities • Convenience of ‘heat and eat’; Attractive ‘perimeter of the store’ location • Refrigerated side dishes growth rate: 6%(1) • Strong distribution presence with further expansion opportunities • Category barriers to entry • Complex and costly supply chain • Cost leadership • Trade relationships • Strong brand recognition 1. Volume per IRI; 4-year CAGR and household penetration 13 weeks ended April 2, 2023.

Refrigerated Retail: Liquid Egg Products 32 • #1 position, with 37% market share(1) • Key competitor • Private label • Category barriers to entry • Highly complex and costly supply chain • Cost leadership • Trade relationships • Strong brand recognition 1. Volume per IRI; market share last 52 weeks ended April 2, 2023. Total U.S. MULO.

Refrigerated Retail: Quality of Mix Improves 33 Volume by Product Current (2Q’23) Sausage 11% Cheese 12% Egg 23% Side dishes 53% Other 1% Volume by Product at Acquisition (2Q’18) Sausage 11% Cheese 16% Egg 27% Side dishes 43% Other 3% Anticipated volume growth rates: ‒ Side dishes: 5% ‒ Egg: 1% ‒ Cheese and sausage: 0%